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                   SECURITIES AND EXCHANGE COMMISSION
                         WASHINGTON, D.C. 20549


                                FORM 8-K

                             CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of
                   THE SECURITIES EXCHANGE ACT OF 1934


                   Date of Report:  September 28, 1995
          Date of earliest event reported:  September 28, 1995

                            ATLAS CORPORATION
         (Exact name of registrant as specified in its charter)


          Delaware            1-2714             13-5503312
          (State of           (Commission        (IRS Employer
          Incorporation)      File Number)       Identification No.)


                      370 Seventeenth Street, Suite 3150
                            Denver, Colorado 80202
                   (Address of principal executive offices)


                                (303) 825-1200
             (Registrant's telephone number, including area code)









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Item 5.  Other Events

     The news release dated September 28, 1995, a copy of which is attached as
Exhibit 1 hereto, is incorporated herein by reference and made a part hereof.





















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                               SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        ATLAS CORPORATION

Date:  October 4, 1995                  By:  /s/ Jerome C. Cain
                                           -------------------------
                                             Jerome C. Cain
                                             Treasurer and Secretary















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EXHIBIT INDEX


Exhibit No.       Description                                         Page No.
-----------       -----------                                         --------
1.                News Release dated September 28, 1995                  5























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